INVESTOR PRESENTATION May 2020

FORWARD LOOKING STATEMENTS Certain of the comments made in this presentation and in the question and answer session that follows may contain forward-looking statements in relation to operations, financial condition and operating results of MGP Ingredients, Inc. and such statements involve a number of risks and uncertainties. Forward looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential,” and/or the negatives or variations of these terms or similar terminology. These statements reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, and Company financial results and are not guarantees of future performance. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward- looking statement. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) disruptions in operations at our Atchison facility or our Indiana facility, (ii) the availability and cost of grain and flour, and fluctuations in energy costs, (iii) the effectiveness of our grain purchasing program to mitigate our exposure to commodity price fluctuations, (iv) the effectiveness or execution of our strategic plan, (v) potential adverse effects to operations and our system of internal controls related to the loss of key management personnel, (vi) the competitive environment and related market conditions, (vii) the ability to effectively pass raw material price increases on to customers, (viii) our ability to maintain compliance with all applicable loan agreement covenants, (ix) our ability to realize operating efficiencies, (x) actions of governments, and (xi) consumer tastes and preferences. For further information on these and other risks and uncertainties that may affect our business, including risks specific to our Distillery Products and Ingredient Solutions segments, see Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2019. 2 NASDAQ:MGPI

A LEADING SUPPLIER OF PREMIUM DISTILLED SPIRITS AND SPECIALTY WHEAT PROTEINS AND STARCHES 2019 Sales of $362.7MM • Distillery Products Ingredient • Leading supplier of premium bourbons, Solutions rye whiskeys, distilled gins, and vodkas $65.5MM • Largest U.S. supplier of rye whiskey • Largest U.S. supplier of distilled gin • Ingredient Solutions Distillery • Largest U.S. supplier of specialty wheat Products proteins and starches $297.2MM 3

UNIQUE CAPABILITIES AND CAPACITIES Atchison, KS Operations Lawrenceburg, IN Operations • Company HQ • Distillery • Distillery • Top-5 American Whiskey producer • Gin • Largest supplier of rye whiskey • Grain Neutral Spirits/Vodka • Bourbon • Industrial alcohol • Gin • Proteins & Starches • Grain Neutral Spirits/Vodka • Specialty wheat protein • Warehouses • Specialty wheat starch • Whiskey aging capabilities • Commodity wheat protein • Research & Development • Commodity wheat starch • Standard and custom mash bills • Research & Development • Blending capabilities 4

DISTILLERY PRODUCTS STRONGLY POSITIONED IN GROWING MARKETS • U.S. spirits continue to gain share of total • Total distilled spirits have experienced 10 straight beverage alcohol years of market share gains in the U.S. • 2019 volume up 3.3% to 239M cases U.S. Spirits Market Share - Revenue • 2019 revenues up 5.3% to $29B 37.8% • Premiumization trends across categories continued to drive U.S. volume growth for high end and super premium brands in 2019 • Super Premium American Whiskey +22.2% • Rye Whiskey +14.7% 33.3% • Super Premium Gin +31.7% 2010 2013 2016 2019 5 Note: Data sourced from Distilled Spirits Council

DISTILLERY PRODUCTS BULL CASE FOR AMERICAN WHISKEY • 5-year U.S. volume CAGR remains robust • Historical length of trends in the U.S. indicates sustainable growth opportunities 6.3% 6.5% 6.3% 6.5% 9-LTR Case Volume (millions) 5.7% 5.1% 1970 2010 2019 American Whiskey 35.6 15.3 26.6 3.7% Vodka 18.8 62.1 74.1 2.5% Tequila 0.4 11.6 20.1 2012 2013 2014 2015 2016 2017 2018 2019 • Significant headroom for additional American Whiskey growth in the U.S. • Growth of the American Whiskey category 1970 2010 2019 continues to outperform overall U.S. distilled 9-LTR Case Volume 35.6M 15.3M 26.6M spirits industry in 2019 Per Capita Consumption 0.69 0.16 0.26 LDA Population 122M 221M 242M • Volume up 8.4% to 26.6M cases Share of TDS 22.8% 8.0% 11.1% • Revenues up 10.8% to $4.0B 6 Note: Data sourced from Distilled Spirits Council

DISTILLERY PRODUCTS CAPACITY & CAPABILITY PROVIDE STRONG COMPETITIVE POSITION • Scale provides competitive pricing • Capacity supports long-term growth • Capabilities to meet diverse customer needs • Library of different mash bills and ages • Broad base of premium beverage offerings • Leveraging aged whiskey to retain and attract new customers • Partnership approach to our core business 7

DISTILLERY PRODUCTS INDUSTRIAL ALCOHOL MARKET DYNAMICS HAVE LED TO A VERY COMPETITIVE GNS MARKET Fuel Ethanol Industrial Beverage GNS 15.8 Billion1 375 Million2 74.2 Million3 Market Leaders Market Leaders Market Leaders •Poet •GPC •GPC •ADM •ADM •MGP •Green Plains •MGP •ADM •Equistar 8 1Source: Renewable Fuels Association 2Source: Internal Estimate 3Source: Distilled Spirits Council Volumes in wine gallons

INGREDIENT SOLUTIONS STRONGLY POSITIONED TO SERVE GROWING MARKETS • Plant based new product launches up 65% since 20121 • Global sales of alternative meats expected to reach $100B in the next decade2 • 16% of U.S. consumers eat “meatless” once per week1 • Meat substitute products introduced in the U.S. have increased 84% since 20151 • 85% of consumers regard dietary fiber as a healthy component to their food3 • Starches used for fiber are expected to grow in volume by a CAGR of 6.7% over the next 5 years4 • New product launches with non-GMO claims are up 10.2% since 20151 9 1Mintel 3Foodinsight.org from Sosland Publishing 2CFRA from Sosland Publishing 4QYResearch, 2019

STRATEGIC GROWTH PLAN MAXIMIZE VALUE CAPTURE VALUE SHARE INVEST FOR GROWTH OPERATIONAL EXCELLENCE 10

MAXIMIZE VALUE DRIVING SALES MIX UP THE PROFIT LADDER Branded Spirits Brown Goods: Products Aged Whiskey Brown Goods: New Distillate White Goods: Whiskey Gin White Goods: Vodka Industrial Alcohol 11

MAXIMIZE VALUE AGED WHISKEY CUSTOMER ECONOMICS BENEFITS • Shortens timeline to cash flow • Reduces working capital investment • No need to build additional distillation capacity or warehouses • Enables M&A-related growth and brand expansion • MGP provides a reliable long-term supply chain solution 12

MAXIMIZE VALUE AMERICAN WHISKEY ACCOUNTS FOR 65 PERCENT OF ALL U.S. SPIRITS EXPORTS • The European Union is the top export market for • American Whiskey is underdeveloped outside the U.S. American Whiskey Despite current tariffs, exports will be a key driver of long-term growth Total American Whiskey Exports ($996MM) Global U.S. Spirits and American Whiskey Exports ($MM) $2,000 $1,500 $1,000 ROW $500 $482MM EU $0 $514MM 2016 2017 2018 2019 American Whiskey All Other Spirits • Geographical expansion potential • American Whiskey SOM of Total Whiskey: • In U.S. 43% 13 • ROW 14% Note: Data sourced from Distilled Spirits Council, USITC Dataweb and Impact

MAXIMIZE VALUE MIGRATING TO PREMIUM BEVERAGE ALCOHOL: FOCUS ON WHISKEY % of Total Food Grade Alcohol Sales 2015 2019 26% 25% 32% 43% 31% 43% Brown Goods Premium Beverage Alcohol White Goods Premium Beverage Alcohol Industrial Alcohol 14

CAPTURE VALUE SHARE PORTFOLIO OF AWARD-WINNING BRANDS 15

CAPTURE VALUE SHARE NARROW AND DEEP MARKET EXPANSION STRATEGY 16

Building barreled whiskey inventory for aging • Investment of $79.5 INVEST FOR GROWTH million as of 3/31/2019 • Aging inventory STRONG BALANCE SHEET AND CASH FLOWS expected to increase in 2019, at cost, partially PROVIDE INVESTMENT FOR GROWTH offset by aged whiskey sales • Evaluating M&A opportunities Expanding barrel • Maintaining a broad offering of aging whiskey inventory warehouse capacity • Invested approximately • Supporting new distillate growth with adequate barrel $45 million of the authorized $51.8 million warehouse capacity Attracting, developing and • Enhancing production capabilities retaining talent • Attracting, developing and retaining talent Enhance production capabilities17

OPERATIONAL EXCELLENCE A CULTURE OF CONTINUOUS IMPROVEMENT • Improving throughput while maintaining consistency of high quality products • Managing commodity cost risks • Formula-driven pricing • Locking in margins • Passing through significant swings in cost • Implementing new safety initiative – Safety Up • BRC audit Grade AA ratings (highest rating) at all facilities • Ongoing sustainability efforts • 100% of electricity sourced from renewable wind energy • Elimination of all single use plastics and styrofoam • MGP University: Developing the talent to support our growth 18

Q1 2020 FINANCIAL RESULTS 19

Q1 SALES WERE UP 11.2% WITH BOTH SEGMENTS REPORTING GROWTH Consolidated Sales (quarter ended 3/31/20) Key Drivers • Distillery Products growth primarily due Fav / (Unfav) vs Prior Year to increased sales of brown goods within $MM $MM % premium beverage alcohol Distillery Products $80.0 $5.4 7.3% Ingredient Solutions 19.1 4.6 31.4% • Ingredient Solutions improvement due to MGP Ingredients $99.1 10.0 11.2% optimized sales and production toward our highest margin products 20 Note: Totals in presentation may not foot due to rounding

DISTILLERY PRODCUTS DOUBLE-DIGIT SALES PERCENTAGE GROWTH OF NEW DISTILLATE AND AGED WHISKEY DROVE STRONG BROWN GOODS RESULTS Distillery Products Sales (quarter ended 3/31/20) Fav / (Unfav) vs Prior Year $MM $MM % Brown Goods $29.1 $4.2 17.1% White Goods 16.9 (0.3) (1.6) Premium Beverage Alcohol 46.0 4.0 9.4 Industrial Alcohol 21.6 1.2 5.7 Food Grade Alcohol 67.6 5.1 8.2 Fuel Grade Alcohol 1.5 0.0 1.4 Distillers Feed 7.0 (0.1) (1.5) Warehouse Services 3.9 0.4 10.5 Total Distillery Products $80.0 $5.4 7.3% 21 Note: Totals in presentation may not foot due to rounding

INGREDIENT SOLUTIONS SALES GROWTH OF 31.4% REPRESENTS FOURTEENTH CONSECUTIVE QUARTER OF YoY SALES INCREASES Ingredient Solutions Sales (quarter ended 3/31/20) Fav / (Unfav) vs Prior Year $MM $MM % Specialty wheat starches $10.2 $3.3 48.4% Specialty wheat proteins 6.4 1.9 43.3 Commodity wheat starches 1.9 (0.4) (17.0) Commodity wheat proteins 0.6 (0.3) (33.0) Total Ingredient Solutions 19.1 4.6 31.4% 22 Note: Totals in presentation may not foot due to rounding

OPERATING INCOME UP 61% DUE TO STRONG DISTILLERY PRODUCTS AND INGREDIENT SOLUTIONS PERFORMANCE Operating Income Drivers First Quarter 2019-20 ($MM) $3.0 $(1.4) $13.7 $3.5 $8.5 Q1 2019 Ingredients Gross Profit Distillery Gross Profit SG&A Q1 2020 23 Note: Totals in presentation may not foot due to rounding

EPS REFLECTS STRONG OPERATIONS PARTIALLY OFFSET BY INCOME TAX Earnings Per Share Drivers First Quarter 2019-20 $0.36 $(0.03) $(0.21) $(0.12) $0.57 $0.57 Q1 2019 Operations Change in interest expense Change in share based Change in income tax Q1 2020 compensation due to tax impacts 24 Note: Totals in presentation may not foot due to rounding

EXCELLENT ACCESS TO CAPITAL Credit agreement provides greater access to capital, improved flexibility and reduced rate risk • Agreement highlights as of 2/26/2020: • $300 million revolving credit facility with a syndicate of lenders led by Wells Fargo • $100 million accordion option subject to lender approval • $20 million term loan with Prudential Capital at 3.53% fixed rate, maturing 2027 • $20 million term loan with Prudential Capital at 3.80% fixed rate, maturing 2029 25 Note: See 8-K dated February 18, 2020 for full description of agreement

BALANCE SHEET REMAINS STRONG Debt to EBITDA ($MM) $65.3 $61.5 $57.3 $58.8 • 2019 YE Debt to EBITDA $41.1 ratio of 0.7 $36.0 $32.0 • $300.0MM Credit Facility $24.6 at 2/14/2020 2016 2017 2018 2019 26 Debt EBITDA Note: Calculations as of year-end. See Appendix for GAAP to Non-GAAP Reconciliation

CAPITAL ALLOCATION PRIORITIES Acquisitions • May be used to accelerate expansion into brands or other strategic initiatives • Key criteria for potential acquisitions: • Enhance position in growing markets • Strong financial returns Working capital • Continue to maintain a broad offering of aging whiskey inventory Capital expenditures • Invest in capabilities • Warehouse expansion to support customer new distillate growth Return funds to shareholders • Quarterly dividend of $0.12 per share 27

WHY INVEST • Proven success of implementing long-term strategy to maximize growth and expand margins • Well positioned against favorable macro trends with a strong, competitive position • Continued sales of aged whiskey to provide sales growth and margin expansion opportunities • Enhancing focus on development of branded platform • Strong cash flow generation capabilities allow for additional investments to deliver long-term shareholder value 28

APPENDIX 29

U.S. SPIRITS MARKET 9-Liter Cases (000s) 2019 Volume % Change Total Distilled Spirits (TDS) 238,701 +3.3% Total Whiskey 69,289 +4.8% American Whiskey (Bourbon/Rye/Tennessee) 26,569 +8.4% Super Premium 3,481 +22.2% Rye ~1,200 +14.7% Vodka 74,148 +2.3% Super Premium 5,126 -7.0% Gin 9,758 0.0% Super Premium 241 +31.7% 30 Note: Data sourced from Distilled Spirits Council

RECONCILIATION OF GAAP TO NON-GAAP Reconciliation of GAAP to Non GAAP Measures EBITDA (Dollars in Thousands) 2019 2018 2017 2016 Net Income $ 38,793 $ 37,284 $ 41,823 $ 31,184 Interest 1,305 1,168 1,184 1,294 Taxes 7,144 11,696 10,935 13,533 Depreciation / Amortization 11,572 11,362 11,308 11,253 EBITDA $ 58,814 $ 61,510 $ 65,250 $ 57,264 Total Debt (See Note 5 of 10-K) $ 41,060 $ 32,014 $ 24,554 $ 36,001 Debt to EBITDA 0.70 0.52 0.38 0.63 31